Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Snow Capital Small Cap Value Fund
Snow Capital Long/Short Opportunity Fund
(the “Funds”)
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated August 10, 2021 to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 28, 2021, as supplemented

At a meeting held on August 4, 2021, the Board of Trustees (the “Board”) of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to its series, the Snow Capital Small Cap Value Fund and the Snow Capital Long/Short Opportunity Fund (each, a “Fund,” and together, the “Funds”). The Plan of Reorganization provides for the reorganizations (each, a “Reorganization,” and together, the “Reorganizations”) of the Snow Capital Small Cap Value Fund and the Snow Capital Long/Short Opportunity Fund into the Easterly Snow Small Cap Value Fund and the Easterly Snow Long/Short Opportunity Fund, respectively (the “New Funds”), two newly-created, shell series of James Alpha Funds Trust (d/b/a Easterly Funds Trust), an open-end registered investment management company. The Board of Trustees of Easterly Funds Trust approved the Plan of Reorganization on June 21, 2021.

A notice of a special meeting of shareholders and a combined proxy statement/prospectus (the “Proxy Statement”) seeking shareholder approval for the Plan of Reorganization will be sent in the near future to Fund shareholders. If the Plan of Reorganization is approved by each Fund’s shareholders, then Class A, Class C or Institutional Class shareholders of such Fund will receive Class A, Class C or Class I shares, respectively, of the corresponding New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of your account in a Fund at the time of the Reorganization. The Reorganizations are expected to be treated as tax free reorganizations for federal tax purposes.

As described to shareholders in a supplement dated July 22, 2021, effective July 1, 2021, Easterly Investment Partners LLC (“Easterly”) and its parent company acquired the investment advisory business, including the operations and investment management personnel, of Snow Capital Management L.P. (“Snow Capital”), the Funds’ previous investment adviser (the “Transaction”). The Transaction resulted in an assignment and automatic termination of Snow Capital’s investment advisory agreement with the Funds. At a meeting held on June 23, 2021, the Board approved an interim investment advisory agreement between Easterly and the Trust, on behalf of the Funds, for Easterly to provide investment advisory services to the Funds. Prior to the Reorganizations, expected to occur in October 2021, Easterly will continue to manage the Funds in the ordinary course. Upon approval of the Reorganizations by shareholders, Easterly will continue to serve as the investment adviser to each of the New Funds. Although each New Fund will be managed pursuant to investment policies and strategies that are similar to those set forth in the Funds’ Prospectus and Statement of Additional Information, there are some differences. A comparison of the investment policies and strategies of each Fund and the corresponding New Fund will be provided in the Proxy Statement. Easterly has agreed to assume the costs of the Reorganizations.

Fund shareholders may purchase and redeem shares of the Funds in the ordinary course until the last business day before the closing of the Reorganizations. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Funds.

Please retain this supplement future reference.